SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following information amends and restates the section entitled “Ownership of Securities” in the definitive proxy statement of Town Sports International Holdings, Inc. for the 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 30, 2010 (the “Proxy Statement”). The Proxy Statement erroneously reported the stockholdings of FMR LLC as 4,552,565 (20.1%). Based on our review of the Schedule 13G filed with the Securities and Exchange Commission on February 16, 2010 by FMR LLC and Edward C. Johnson 3d, the stockholdings should have been reported as 1,435,000 (6.35%), as shown below. Capitalized terms used herein shall have the meanings given to such terms in the Proxy Statement.

OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of March 20, 2010, by (1) each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock; (2) each of the Named Executive Officers; (3) each of our directors; and (4) all of our current directors and executive officers as a group.

		Percentage of
	Number of Shares	Common Stock
Name and Address	Beneficially Owned**	Outstanding***

5% Stockholders
BRSE Associates, Inc.(1)	1,770,379	7.8%
Farallon Entities(2)	4,120,640	18.2%
FMR LLC(3)	1,435,000	6.35%
Paradigm Capital Management, Inc.(4)	1,668,281	7.4%
Sankaty Credit Opportunities (Offshore) IV, L.P.(5)	1,172,352	5.2%
Named Executive Officers and Directors
Alexander A. Alimanestianu(6)	552,246	2.4%
Martin J. Annese(7)	75,000	*
Daniel Gallagher(8)	128,100	*
David Kastin(9)	29,154	*
Scott R. Milford(10)	4,399	*
Keith E. Alessi(11)	52,998	*
Paul N. Arnold(12)	47,641	*
Bruce C. Bruckmann(13)	774,633	3.4%
J. Rice Edmonds(14)	8,000	*
Jason M. Fish(15)	13,882	*
Thomas J. Galligan III(16)	22,934	*
Robert J. Giardina	590,404	2.6%
Kevin McCall(17)	17,882	*
Directors and Executive Officers as a group (13 persons)(18)	2,317,273	10.1%

*	Less than 1%.

**	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock with respect to which such person has (or has the right to acquire within 60 days, i.e., by May 19, 2010 in this case) sole or shared voting power or investment power.

***	Percentage of beneficial ownership is based on 22,610,699 shares of common stock outstanding at March 20, 2010.

(1)	Based on our review of the Schedule 13G filed with the SEC on February 12, 2009 by BRSE Associates, Inc., whose address is 126 East 56th Street, New York, New York 10022. Excludes shares held individually by Mr. Bruckmann and other individuals (and affiliates and family members thereof), each of whom are affiliated with BRSE Associates, Inc.

(2)	Based on our review of the Schedule 13D filed with the SEC on March 4, 2010 by the entities and persons set forth below, whose address is One Maritime Plaza, Suite 2100, San Francisco, California 94111, setting forth ownership information as of February 23, 2010. Consists of 1,396,011 shares directly held by Farallon Capital Partners, L.P. (“FCP”), 1,574,334 shares directly held by Farallon Capital Institutional Partners, L.P. (“FCIP”), 1,021,256 shares directly held by Farallon Capital Institutional Partners II, L.P. (“FCIP II”), 2,500 shares directly held by Farallon Capital Institutional Partners III, L.P. (“FCIP III”), 119 shares directly held by Tinicum Partners, L.P. (“Tinicum”), 12,101 shares directly held by RR Capital Partners, L.P. (“RR”), 65,981 shares directly held by Farallon Capital Offshore Investors II, L.P. (“FCOI II”), 22,169 shares directly held by Farallon FCP, Ltc. (“FCP Trust”), 25,000 shares directly held by Farallon FCIP, Ltd. (“FCIP Trust”) and 1,169 shares directly held by Farallon FCOI II, Ltd. (collectively with FCP, FCIP, FCIP II, FCIP III, Tinicum, RR, FCOI II, the FCP Trust, and the FCIP Trust, the “Farallon

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Entities”). As the general partner of each of the Farallon Entities, Farallon Partners, L.L.C. (“FPLLC”) may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Entities. As managing members of FPLLC, William F. Duhamel, Richard B. Fried, Daniel J. Hirsch, Monica R. Landry, David Leone, Douglas M. MacMahon, Stephen L. Millham, Jason E. Moment, Ashish H. Pant, Rajiv A. Patel, Andrew J. M. Spokes, Thomas F. Steyer, Richard H. Voon and Mark C. Wehrly, may each, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by the Farallon Entities. FPLLC and each of its managing members disclaim any beneficial ownership of such shares. All of the above-mentioned entities and individuals disclaim group attribution.

(3)	Based on our review of the Schedule 13G filed with the SEC on February 16, 2010 by FMR LLC and Edward C. Johnson 3d. whose address is 82 Devonshire Street, Boston, Massachusetts 02109. FMR LLC and Mr. Johnson have no power to vote these shares, but have the sole power to dispose or to direct the disposition of these shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of these shares as a result of acting as investment adviser to various investment companies, one of which, Fidelity Small Cap Growth Fund, holds these shares. Members of Mr. Johnson’s family may be deemed to form a controlling group with respect to FMR LLC.

(4)	Based on our review of the Schedule 13G filed with the SEC on February 12, 2010 by Paradigm Capital Management, Inc., whose address is 9 Elk Street, Albany, New York 12207. All of the shares listed in the Schedule 13G are owned by advisory clients of Paradigm.

(5)	Based on our review of the Schedule 13G filed with the SEC on February 1, 2010 by Sankaty Credit Opportunities (Offshore), IV, L.P. (“COPS IV Offshore”), whose address is 111 Huntington Avenue, Boston Massachusetts 02199. Sankaty Credit Opportunities Investors (offshore) IV, L.P. (“SCM Offshore Investors”) is the general partner of COPS IV Offshore. Sankaty Credit Member (Offshore), Ltd. (“SCM Offshore Ltd.”) is the general partner of SCM Offshore Investors. The Schedule 13G also reports that Sankaty Credit Opportunities IV, L.P. (“COPS IV”) owns 909,979 shares of the Company’s common stock. Sankaty Credit Opportunities (Offshore) IV, L.P. (“COPS IV Investors”) is the general partner of COPS IV, and Sankaty Credit Member, LLC (“SCM”) is the managing member of COPS IV Investors. Mr. Jonathan Lavine is the managing member of SCM Offshore Ltd. and SCM.

(6)	Includes 100,500 shares of common stock issuable upon exercise of options before May 19, 2010.

(7)	Includes 75,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(8)	Includes 119,700 shares of common stock issuable upon exercise of options before May 19, 2010.

(9)	Includes 20,000 shares of common stock issuable upon exercise of options before May 19, 2010. Also includes 7,500 shares of unvested restricted stock, which vests in annual installments of 2,500 shares on each of June 13, 2010, 2011 and 2012.

(10)	Includes 1,750 shares of common stock issuable upon exercise of options before May 19, 2010. Also includes 2,250 shares of unvested restricted stock, which vests in equal annual installments on each of December 4, 2010, 2011 and 2012.

(11)	Includes 3,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(12)	Includes 3,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(13)	Includes 8,238 shares held by family members or by partnership investments of Mr. Bruckmann and 354,077 shares held in trust for the benefit of Mr. Bruckmann’s children, in which Mr. Bruckmann’s ex-wife is the trustee; Mr. Bruckmann disclaims beneficial ownership of these shares. Includes 1,000 shares of common stock issuable upon exercise of options before May 19, 2010. Excludes shares held by BRSE Associates, Inc., of which Mr. Bruckmann disclaims beneficial ownership.

(14)	Includes 1,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(15)	Includes 3,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(16)	Includes 7,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(17)	Includes 7,000 shares of common stock issuable upon exercise of options before May 19, 2010.

(18)	Includes 341,950 shares of common stock issuable upon exercise of options before May 19, 2010.

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